STI CLASSIC FUNDS
Supplement dated December 19, 2006, to the
STI Classic Quality Growth Stock Fund Prospectuses (A, C and I Shares)
dated August 1, 2006
This supplement contains an important notice regarding a change to the principal investment strategy of the STI Classic Quality Growth Stock Fund (the “Fund”) and should be read in conjunction with the Fund’s Prospectus.
Effective March 1, 2007, the Fund will be renamed the STI Classic Select Large Cap Growth Stock Fund. The Fund will also adopt a principal investment strategy of investing, under normal circumstances, at least 80% of its net assets in common stocks and other U.S. traded equity securities of large cap companies. The Adviser considers large cap companies to be companies with market capitalizations of at least $3 billion.
In accordance with this strategy change, the following changes will also be effected:
The following information will replace the information under Fund Summary:

Investment Goal	Long-term capital appreciation

Investment Focus	U.S. large cap common stocks with higher than average growth potential

Share Price Volatility	Moderate

Principal Investment Strategy	Attempts to identify large cap companies with above average growth potential

Investor Profile	Investors who want the value of their investment to grow, but do not need current income

The following information will replace the information under Investment Strategy:
Under normal circumstances, the Select Large Cap Growth Stock Fund invests at least 80% of its net assets in common stocks and U.S. traded equity securities of large cap companies. U.S. traded equity securities may include listed American Depository Receipts (“ADRs”). The Adviser considers large cap companies to be companies with market capitalizations of at least $3 billion.

The Fund’s investment philosophy is based on the premise that a portfolio of large cap stocks of companies with strong revenue growth, earnings, cash flow trends, and strong fundamentals will provide superior returns over time. The Adviser applies a multi-factor proprietary model to identify companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser then uses fundamental research to select the portfolio of stocks it believes has the best current risk/return relationship. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Generally, the Fund will hold 40 securities or less.

Because companies tend to shift in relative attractiveness, the Fund may buy and sell securities frequently, which may result in higher transaction costs, additional capital gains tax liabilities and lower performance.

In addition, to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

The following information will replace the information under What are the principal risks of investing in this fund?:
Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Large cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies. Accordingly, the value of large cap stocks may not rise to the same extent as the value of small or mid-cap stocks.

Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers. These events may not necessarily affect the U.S. economy or similar issuers located in the United States.

For information about the risks involved when investing in derivatives, see “More Information About Risk.”
The Fund’s benchmark will change from the S&P 500® Index to the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is a comprehensive large cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to limit total operating expenses. Therefore, the Annual Fund Operating Expenses table and the expense Example will be replaced with the following:

	A Shares	C Shares	I Shares
Investment Advisory Fees[1]	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.30%[2]	1.00%	none
Other Expenses	0.15%	0.15%	0.15%

Total Annual Operating Expenses	1.30%	2.00%	1.00%
Fee Waivers and Expense Reimbursements[3]	(0.05)%	(0.05)%	(0.05)%

Net Expenses	1.25%	1.95%	0.95%
[1]	Adjusted to reflect a reduction in the contractual advisory fee effective August 1, 2005.

[2]	Adjusted to reflect a reduction in 12b-1 fees effective August 1, 2005. The Fund’s Distribution and Service Plan for A Shares authorizes payment of up to 0.35% of average daily net assets of A Shares for distribution and shareholder services. Currently, the Board of Trustees has only approved payment of up to 0.30% of average daily net assets.

[3]	The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to keep total operating expenses from exceeding 1.25%, 1.95% and 0.95% for A Shares, C Shares and I Shares, respectively. If at any point before August 1, 2010, total annual operating expenses are less than the expense cap, the Adviser may retain the difference to recapture any of the prior waivers or reimbursements. In addition, the Adviser and/or other service providers may voluntarily waive a portion of their fees in order to limit Total Annual Operating Expenses. These voluntary waivers may be discontinued at any time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.
The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:
	1 Year	3 Years	5 Years	10 Years
A Shares	$646	$906	$1,191	$2,002
C Shares	$298	$618	$1,068	$2,138
I Shares	$97	$308	$542	$1,215

If you do not sell your shares at the end of the period:
	1 Year	3 Years	5 Years	10 Years
A Shares	$646	$906	$1,191	$2,002
C Shares	$198	$618	$1,068	$2,138
I Shares	$97	$308	$542	$1,215
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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